UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2010

ICT GROUP, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-20807	23-2458937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Brandywine Boulevard, Newtown, Pennsylvania		18940
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (267) 685-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2010, the Compensation Committee of the Board of Directors (the “Compensation Committee”) approved compensatory awards to certain ICT Group, Inc. (“ICT” or the “Company”) employees, including the named executive officers, pursuant to the following incentive programs:

•	Quarterly Incentive Plan (“QIP”)

•	Long Term Incentive Plan (“LTIP”)

•	Transaction Bonus Pool

Quarterly Incentive Plan:

On February 19, 2009, the Compensation Committee approved quarterly financial objectives under the QIP for 2009, which was described in a Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on February 25, 2009 (“February 2009 8-K”). Based on the Company exceeding its maximum target pretax income for the fourth quarter of 2009, the achievement of management objectives previously approved by the Compensation Committee, and achievement by the Company’s Chief Executive Officer, John J. Brennan (the “CEO”) of his financial targets for 2009, the Compensation Committee approved aggregate payments to the participants in the QIP of $3,851,149 to be paid in a lump sum cash payment to each participant on January 29, 2010, including the following payments to the named executive officers of the Company:

•	$293,212 to John J. Brennan, Chief Executive Officer

•	$115,296 to John D. Campbell, Executive Vice President Global Sales

•	$113,404 to Guy T. Gray, President & COO – International

•	$105,518 to John L. Magee, President & COO – North America

•	$98,802 to Vincent Paccapaniccia, Executive Vice President & Chief Financial Officer

Long Term Incentive Plan:

LTIP Awards:

Also on February 19, 2009, the Compensation Committee approved the elements (service-based and performance-based awards) and target award amounts for 2009 under the LTIP, which were described in the February 2009 8-K. Under the terms of the LTIP, the total target award for each participant was evenly divided between a service-based component and a performance-based component. The service-based component for each participant was set in February 2009, subject to vesting over the three year performance period (2009-2011). The performance-based component for each participant was allocated equally over the three-year performance period and participants were entitled to receive between 50%, 100% or 150% of the annual target amount for achievement of the threshold, target and stretch levels of pretax income, respectively, which were approved by the Compensation Committee in February 2009.

Under the LTIP, upon a change of control of the Company, the service-based and performance-based components of the total target award are accelerated and each participant is entitled to receive (i) the full service-based component of the target award and (ii) the full performance-based component of the target award based on the financial performance achieved in the most recent full year within the three-year performance period. As a result, when approving the payments under the LTIP, the Compensation

Committee determined that due to the anticipated closing of the merger with Sykes Enterprises, Incorporated (“Sykes”), which is expected to occur on or about February 2, 2010 (the “Merger”), each participant’s award under the LTIP would be calculated as if the participant had remained employed by the Company through the last day of the three year performance period and had achieved the applicable performance criteria for 2010 and 2011 at the same level as 2009, which was the most recent full year within the three-year performance period. Based on the Company exceeding the 2009 stretch target, the Compensation Committee approved aggregate payments to the participants in the LTIP of $5,816,129 to be paid in a lump sum cash payment to each participant on January 29, 2010, including the following payments to the named executive officers of the Company:

•	$868,750 to John J. Brennan, Chief Executive Officer

•	$273,750 to John D. Campbell, Executive Vice President Global Sales

•	$335,625 to Guy T. Gray, President & COO – International

•	$347,813 to John L. Magee, President & COO – North America

•	$276,563 to Vincent Paccapaniccia, Executive Vice President & Chief Financial Officer

The Compensation Committee further provided that the portion of the payments under the LTIP that represented an accelerated payment (the “Accelerated LTIP Payment”) due to the anticipated change in control resulting from the Merger be made with a stipulation that in the event that the Merger does not close, each recipient was obligated to pay back the Accelerated LTIP Payment within 30 days of the merger agreement with Sykes being terminated.

CEO 2009 RSU Award:

Under the CEO’s Employment Agreement, dated March 20, 2009, as amended, the CEO is entitled to receive 75,000 restricted stock units of the Company (“RSUs”) provided that the Company’s pretax income for 2009 exceeds 90% of the pretax earnings contained in the annual business plan for 2009. Based on the Company exceeding the pretax earnings contained in the annual business plan for 2009, the Compensation Committee granted the 75,000 RSUs to the CEO.

Transaction Bonus Pool:

In a Form 8-K filed by the Company with the SEC on October 9, 2009, the Company announced that the Compensation Committee had approved the creation of a transaction bonus pool in the amount of $1,000,000 for certain officers and employees who perform critical functions in connection with the Merger to be allocated by the CEO after consultation with the Compensation Committee. Based on the recommendation of the CEO, the Compensation Committee approved the allocation and payment of the $1,000,000 transaction bonus pool to be paid in a lump sum cash payment to each recipient thereof on January 29, 2010, including the following payments to the following named executive officers of the Company:

•	$60,000 to John D. Campbell, Executive Vice President Global Sales

•	$60,000 to Guy T. Gray, President & COO – International

•	$100,000 to John L. Magee, President & COO – North America

•	$325,000 to Vincent Paccapaniccia, Executive Vice President & Chief Financial Officer

The Compensation Committee further provided that all payments under the transaction pool must be made with a stipulation that in the event that the Merger does not close, each recipient would be obligated to pay back the entire payment within 30 days of the merger agreement with Sykes being terminated.

Item 8.01	Other Events.

The disclosure set forth in Item 5.02 above is hereby incorporated by reference.

Important Cautionary Information Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, are forward-looking statements. These forward looking statements address, among other things, activities, events or developments that we expect, believe or anticipate will or may occur in the future, including our statements relating to the timing of the closing of the proposed merger with Sykes. These forward-looking statements are subject to a number of risks that could cause actual results to differ materially from those contained in the forward-looking statements, including, but not limited to, the risk that our shareholders may not approve the merger, as well as the risk factors found in the Sykes’ 2008 Annual Report on Form 10-K, ICT Group’s 2008 Annual Report on Form 10-K and each company’s other filings with the SEC available at the SEC’s Internet site (http://www.sec.gov).

Currently unknown or unanticipated risks, or risks that emerge in the future, could cause actual results to differ materially from those described in forward-looking statements, and it is not possible for us to predict all such risks, or the extent to which this may cause actual results to differ from those contained in any forward-looking statement. Except as required by law, we assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information

In connection with the proposed merger, Sykes has filed with the SEC a Registration Statement on Form S-4 containing a definitive proxy statement of ICT that also constitutes a prospectus of Sykes. ICT has mailed the definitive proxy statement/prospectus to its shareholders. Sykes and ICT urge investors and security holders to read the definitive proxy statement/prospectus regarding the proposed merger because it contains important information. You may obtain copies of all documents filed with the Securities and Exchange Commission regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents free from Sykes at http://investor.SYKES.com/phoenix.zhtml?c=119541&p=irol-sec, or by contacting Sykes’ Investor Relations Department at 1-813-233-7143, or by contacting MBS Value Partners at 1-212-750-5800. You may also obtain these documents, free of charge, from ICT at www.ictgroup.com.

Sykes, ICT and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from ICT shareholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the ICT shareholders in connection with the proposed merger are set forth in the definitive proxy statement/prospectus that has been filed with the SEC. You can find information about SYKES’ executive officers and directors in the proxy statement for Sykes’ 2009 annual meeting of shareholders, filed with the SEC on April 22, 2009. You can find information about ICT’s executive officers and directors in the proxy statement for ICT’s 2009 annual meeting of shareholders, filed with the SEC on April 29, 2009. Free copies of these documents may be obtained from Sykes and ICT as described above.

Any information concerning Sykes contained in this document has been taken from, or is based upon, publicly available information. Although ICT does not have any information that would indicate that such information is inaccurate or incomplete, ICT does not take any responsibility for the accuracy or completeness of such information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICT GROUP, INC.

By:	/S/ VINCENT A. PACCAPANICCIA
Name:	Vincent A. Paccapaniccia
Title:	Executive Vice President, Finance
and Chief Financial Officer

Dated: January 29, 2010